EXHIBIT 10.33




[CIBC LOGO]

                                 Amendment No. 2
                                     to the
                            Business Credit Agreement
                              dated March 18, 1998
 Between Canadian Imperial Bank of Commerce ("CIBC")and the Customer noted below
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Customer:                                          CIBC Branch/Centre:
Pivotal Corporation                                400 Burrard Street, 7th Floor
224 West Esplanade, Suite 300                      Vancouver, B.C.
North Vancouver, B.C.  V2M 3M6                     V6C 3A6
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Amendments.  The Agreement is amended as follows:

An increase to the Overall Credit limit for the Operating Line to $5,750,000 Canadian.

The  following  additional  security is required  for this  increased  facility:
Liquid Security: Pledge of $2,250,000 Canadian to be held by CIBC Wood Gundy Securities Inc. in the form of Money Market Investments.

The Fees for this Letters of Credit are CIBC's standard L/C fees,  minimum $150,
plus  out  of  pocket  expenses.   Plus  the  completion  of  our  standard  L/C
documentation.

The credit facilities will remain on a demand basis and at the pleasure of the Bank.

Please indicate your acceptance of these amended terms by returning a signed copy of this Agreement by June 30, 2001, then it shall become null and void and of no further force and effect.







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
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Other Matters.  (1) The term "the Agreement" means the Business Credit Agreement referred to above, as it may have been revised up to the date of this Amendment. (2) Except as revised by this Amendment, the Agreement remains in full force.
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Dated as of:  [June 26, 2001] [Preceding date was struck through and initialed] July 3, 2001
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For CIBC:                                          For the Customer:
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By:  /s/ T.A. Smith                                /s/ George Reznik            /s/ Upton Jeans
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Name:  T.A. (Tom) Smith                            Name: George Reznik          Name: Upton Jeans
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Title:  Director, Knowledge Based Business         Title:  V.P., Corporate      V.P. Finance & Admin.
                                                   Finance
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